                                                                   EXHIBIT 10.12


                                 LEASE BETWEEN


         ALLSTATE INSURANCE COMPANY, an Illinois insurance corporation
         -------------------------------------------------------------



                                      AND



  SEAGATE SOFTWARE, INC., a wholly owned corporation of Seagate Technology,
  -------------------------------------------------------------------------
                         Inc., a Delaware Corporation
                         ----------------------------



                                 FOR SPACE AT



                                   SUITE 100
                        6070 GREENWOOD PLAZA BOULEVARD
                       GREENWOOD VILLAGE, COLORADO 80111
                       ---------------------------------



                                 June 22, 1998
                                 -------------
                                     DATE

                               TABLE OF CONTENTS


PARAGRAPH                                                              PAGE
1.1     DEFINITIONS..................................................   1

1.2     SCHEDULES AND ADDENDA........................................   2

2.1     LEASE OF PREMISES............................................   2

2.2     PRIOR OCCUPANCY..............................................   2

3.1     RENT.........................................................   2

3.2     DEPOSIT; PREPAID RENT........................................   3

3.3     OPERATING COSTS..............................................   3

3.4     TAXES........................................................   4

4.1     CONSTRUCTION CONDITIONS......................................   4

4.2     COMMENCEMENT OF POSSESSION...................................   4

5.1     PROJECT SERVICES.............................................   4

5.2     INTERRUPTION OF SERVICES.....................................   5

6.1     USE OF LEASED PREMISES.......................................   5

6.2     INSURANCE....................................................   6

6.3     REPAIRS......................................................   7

6.4     ASSIGNMENT AND SUBLETTING....................................   7

6.5     ESTOPPEL CERTIFICATE.........................................   8

7.1     SUBSTITUTE PREMISES..........................................   9

7.2     ADDITIONAL RIGHTS RESERVED TO LANDLORD.......................   9

8.1     CASUALTY AND UNTENANTABILITY.................................   9

9.1     CONDEMNATION.................................................  10

10.1    WAIVER AND INDEMNITY.........................................  10

10.2    WAIVER OF SUBROGATION........................................  10

10.3    LIMITATION OF LANDLORD'S LIABILITY...........................  11

11.1    TENANT'S DEFAULT............................................   11

11.2    REMEDIES OF LANDLORD........................................   11

12.1    SURRENDER OF LEASED PREMISES................................   12

12.2    HOLD OVER TENANCY...........................................   12

13.1    QUIET ENJOYMENT.............................................   12

13.2    ACCORD AND SATISFACTION.....................................   12

13.3    SEVERABILITY ...............................................   12

13.4    SUBORDINATION AND ATTORNMENT................................   13

13.5    ATTORNEY'S FEES.............................................   13

13.6    APPLICABLE LAW..............................................   13

13.7    BINDING EFFECT; GENDER......................................   13

13.8    TIME........................................................   13

13.9    ENTIRE AGREEMENT ...........................................   13

13.10   NOTICES.....................................................   13

13.11   HEADINGS....................................................   14

13.12   BROKERAGE COMMISSIONS.......................................   14

                         LIST OF SCHEDULES

                    1.   Description of Leased Premises

                    2.   Rules and Regulations

                    3.   Utility Services

                    4.   Maintenance Services

                    5.   Parking

                    6.   Work Letter

                    7.   Certificate of Acceptance

                    8.   Addendum




                                                                  Initial Here
                                                                 ---------------
                                                                 /s/ J.N.
                                                                 ---------------
                                                                  /s/
                                                                 ---------------

                                     LEASE

This Lease is made June 22, 1998 between Allstate Insurance Company, an Illinois
                   --------   --
insurance corporation ("Landlord") and Seagate Software, Inc., a wholly owned
                                       --------------------------------------
corporation of Seagate Technology, Inc., a Delaware Corporation ("Tenant").
---------------------------------------------------------------

                                  ARTICLE ONE
                      Definitions, Schedules and Addenda

1.1   DEFINITIONS:

a.    Leased Premises shall mean Suite 100, as described in Schedule 1.
                                 ----------

b.    Building shall mean Commons 6070 located at 6070 Greenwood Plaza
                          ------------            --------------------
Boulevard, Greenwood Village, Colorado 80111.
--------------------------------------------

C.    Project shall mean The Commons located at 6020-6140 Greenwood Plaza
                         -----------            -------------------------
Boulevard, Greenwood Village. Colorado 80111; whose total rentable square feet
---------  -------------------------------------------------------------------
is 162,738.
----------

d.    Tenant's Square Footage shall mean 11,608 rentable square feet; Total
                                         ------
Square Footage of the Building shall mean 11,608 rentable square feet.
                                          ------

e.    Lease Commencement Date shall mean June 15, 1998, which may be adjusted
                                         -------------
pursuant to paragraph 4.2 of this Lease; Lease Expiration Date shall mean November 30, 2003; Lease Term shall mean the period between Lease Commencement
-----------------
Date and Lease Expiration Date. Only for the purposes of Schedule 6, the Lease Commencement Date shall mean September 1, 1998.

f.    See attached page 1(a).

g.    Tenant's Pro Rata Share shall mean seven point one three two nine percent
                                         --------------------------------------
(7.1329%). Base Year shall mean 1999 effective December 1, 1998. Effective June
---------
15, 1998 through November 30, 1998 the Base Year shall mean $3.313 per square foot of Tenant's square footage.

h.    Deposit shall mean $0; Prepaid Rent shall mean $67,439.94, of which
                         --                          ----------
$67,439.94 represents. Rent through November 30, 1998, including Estimated 1998 Operating Costs.

i.    Permitted Purpose shall mean general office use.
                                   ------------------

j.    Authorized Number of Parking Spaces forty-six (46) spaces at a rate of
                                          ---------------------
$0.00 per space per month.
-----

k.    Managing Agent shall mean LPAML Colorado Limited Partnership whose address
                                ----------------------------------
is 8055 East Tufts Avenue, Suite 101, Denver, Colorado 80237.
   ---------------------------------------------------------

l.    Broker of Record shall mean LPAML Colorado Limited Partnership.
                                  ----------------------------------

m.    Cooperating Broker shall mean Lunde Commercial Real Estate Incorporated,
                                    -----------------------------------------
762 South Vine street, Denver, Colorado 80209.
---------------------------------------------

                                                                  Initial Here
                                                                  ------------
                                                                  /s/ J.N.
                                                                  -----------
                                                                  /s/
                                                                  -----------

INSERT TO SECTION 1.1 PARAGRAPH f

     f. Base rent shall commence June 15, 1998, and shall mean $120,142.80 per year ($10.35 per square foot) of Tenant's Square Footage through November 30, 1998, payable in one lump sum upon execution of the Lease; and effective December 1, 1998, Base Rent shall mean $220,548 per year, ($19.00 per square foot of Tenant's Square footage), payable in monthly installments of $18,379; the total Base Rent payable over the entire Lease Term is $1,158,139.18.






                                                                  Initial Here
                                                                ----------------
                                                                /s/ J.N.
                                                                ----------------
                                                                /s/
                                                                ----------------


                                     1(a)

     n. Landlord's Mailing Address: 3075 Sanders Road, Ste G5B, Northbrook, Illinois 6006-7127 Attention: Real Estate Equity Investment Division.

     o.  Tenant's Mailing Address: Attn: Lorne McMillan, Director of Services,
                                   ------------------------------------------
     6070 Greenwood Plaza Boulevard, Greenwood Village, Colorado 80111, with a
     ------------------------------
     copy to:

     1.2 SCHEDULES AND ADDENDA: The schedules and addenda listed below are incorporated into this Lease by reference unless lined out. The terms of schedules, exhibits and typewritten addenda, if any, attached or added hereto shall control over any inconsistent provisions in the paragraphs of this Lease.

     a.  Schedule 1: Description of Leased Premises and/or Floor Plan
     b.  Schedule 2: Rules and Regulations
     c.  Schedule 3: Utility Services
     d.  Schedule 4: Maintenance Services
     e.  Schedule 5: Parking
     f.  Schedule 6: Work Letter
     g.  Schedule 7: Certificate of Acceptance
     h.  Schedule 8: Addendum


                                  ARTICLE TWO
                                   Premises

     2.1 LEASE OF PREMISES: In consideration of the Rent and the provisions of this Lease, Landlord leases to Tenant and Tenant accepts from Landlord the Leased Premises. Tenant's Square Footage is a stipulated amount based on BOMA's method of determining Total Square Footage for rental purposes and may not reflect the actual amount of floor space available for Tenant's use.

     2.2 PRIOR OCCUPANCY: Tenant shall not occupy the Leased Premises prior to Lease Commencement Date except with the express prior written consent of Landlord and in accordance with the provisions of Schedule 6. If with Landlord's consent, Tenant occupies the Leased Premises prior to the Lease Commencement Date, Tenant shall pay Landlord Base Rent in the amounts specified in paragraph 1.1(f), and Tenant's Pro Rata Share of Excess Operating Costs, as defined in paragraph 3.3(b), from the first day of such occupancy. These amounts will be payable on the first day of such occupancy and thereafter on the first day of every calendar month until the first day of the Lease Term. A prorated monthly installment shall be paid for the fraction of the month if Tenant's occupancy of the Leased Premises commences on any day other than the first day of the month. If Tenant shall occupy the Leased Premises prior to Lease Commencement Date, all covenants and conditions of this Lease shall be binding on the parties commencing at such prior occupancy.

                                ARTICLE THREE
                               Payment of Rent

      3.1 RENT: Tenant shall pay each monthly installment of Base Rent in advance on the first calendar day of each month. During the Base Year, no Excess Operating Costs shall be paid by Tenant. For each calendar year following the Base Year, Tenant shall pay each monthly installment of Tenant's Pro Rata Share of Excess Operating Costs in advance together with each monthly installment of Base Rent. Monthly installments for any fractional calendar month, at the beginning or end of the Lease Term, shall be prorated based on the number of days in such month. Base Rent, together with all other amounts payable by Tenant to Landlord under this Lease, including, without limitation, any late charges and interest due Landlord for Rent not paid when due, shall be sometimes referred to collectively as "Rent". Tenant shall pay all Rent, without deduction or set-off, to Landlord or Managing Agent at a place specified by Landlord. Rent not paid when due shall bear interest until paid, at the rate of 2% per month, or at the maximum rate allowed by law, whichever is less, from the date when due. Tenant shall also pay a processing charge of $50 with each late payment of Rent. Landlord agrees to waive the processing and interest charge for late payments of Rent twice during


                                                                  Initial Here
                                                                  ------------
                                                                  /s/ J.N.
                                                                  ------------
                                                                  /s/
                                                                  ------------
any twelve month period during the Lease Term, provided any such late Rent payment is paid in full within 10 days of the date when due.

     3.2 DEPOSIT; PREPAID RENT: Tenant has paid to Landlord the Deposit and Prepaid Rent as security for performance of Tenant's obligations under this Lease. In the event Tenant fully complies with all the terms and conditions of this Lease, the Deposit shall be refunded to Tenant, without interest unless otherwise required by law, upon expiration of this Lease. Landlord may, but is not obligated to, apply a portion of the Deposit to cure any default hereunder and Tenant shall pay on demand the amount necessary to restore the Deposit in full within 10 days after notice by Landlord.

     3.3 OPERATING COSTS: Tenant shall pay Tenant's Pro Rata Share of any Excess Operating Costs as follows:

     a. "Operating Costs" shall mean all reasonable and actual expenses relating to the Leased Premises, the Building or the Project including but not limited to: real estate taxes and assessments; gross rents, sales, use, business, corporation, franchise or other taxes (except income taxes); utilities not separately chargeable to other tenants; insurance premiums and (to the extent used) deductibles; maintenance, repairs and replacements; refurbishing and repainting; cleaning, janitorial and other services; equipment, tools, materials and supplies; air conditioning, heating and elevator service; property management including management fees; security; employees and contractors; resurfacing and restriping of walks, drives and parking areas; signs, directories and markers; landscaping; and snow and rubbish removal. Operating Costs shall not include expenses for legal services, real estate brokerage and leasing commissions, Landlord's income taxes, income tax accounting, interest, depreciation, general corporate overhead, or capital improvements to the Building or Project except for capital improvements installed for the purpose of reducing or controlling expenses, or required by any governmental or other authority having or asserting jurisdiction over the Building or Project. If any expense, though paid in one year, relates to more than one calendar year, at option of Landlord, such expense may be proportionately allocated among such related calendar years. In the event that the Building is not fully leased during any calendar year, Landlord will make appropriate adjustments to the Operating Costs, using reasonable projections, to adjust such costs to an amount that would normally be expected to be incurred if the Building were 95% leased, and such adjusted costs shall be used for purposes of this paragraph 3.3. "Excess Operating Costs" shall mean any excess of (i) Landlord's Operating Costs for any calendar year following the Base Year over (ii) the actual Operating Costs of the Base Year.

     b. Tenant shall pay, in equal monthly installments, Tenant's Pro Rata Share of any estimated Excess Operating Costs for each calendar year which falls (in whole or in part) during the Lease Term (prorated for any partial calendar year at the beginning or end of the Lease Term). Annually, or from time to time, based on actual and projected Operating Cost data, Landlord may adjust its estimate of Operating Costs upward or downward. Within 15 days after notice to Tenant of a revised estimate of Operating Costs, Tenant shall remit to Landlord a sum equal to any shortage of the amount which should have been paid to date for the then current calendar year based on the revised estimate, and all subsequent monthly estimated payments shall be based on the revised estimate.

      c. As soon as possible, after the first day of each year Landlord shall compute the actual Operating Costs for the prior calendar year, and shall give notice thereof to Tenant. Within 30 days after receipt of such notice, Tenant shall pay any deficiency between estimated and actual in Tenant's Pro Rata Share of any Excess Operating Costs for the prior calendar year (prorated for any partial calendar year at the beginning or end of the Lease Term). In the event of overpayment by Tenant, Landlord shall apply the excess to the next payment of Rent when due, until such excess is exhausted or until no further payments of Rent are due, in which case, Landlord shall pay to Tenant the balance of such excess within 30 days thereafter. Tenant or its Certified Public Accountant (of Tenant's choice) shall have the right, upon reasonable notice, to examine Landlord's books and records with respect to the Operating Costs at the management office during normal business hours at any time within 120 days following the delivery by Landlord to Tenant of the notice of actual Operating Costs. Tenant shall have an additional 10 days to file any written exception to any of the Operating Costs.

                                                                  Initial Here
                                                                  ------------
                                                                  /s/ J.N.
                                                                  ------------
                                                                  /s/
                                                                  ------------

         3.4 TAXES: In addition to Base Rent and other sums to be paid by Tenant hereunder, Tenant shall reimburse Landlord, as additional Rent, on demand, any taxes payable by Landlord (a) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, fixtures and other personal property located in the Leased Premises or by the cost or value of any leasehold improvements made to the Leased Premises by Tenant or Landlord, regardless of whether title to such improvements are held by Tenant or Landlord;
(b) upon or measured by the monthly rental payable hereunder, including, without limitation, any gross receipts tax or excise tax; (c) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Leased Premises or any portion thereof; (d) upon this Lease or any document to which Tenant is a party creating or transferring an interest or an estate in the Leased Premises.

                                 ARTICLE FOUR
                                 Improvements

         4.1 CONSTRUCTION CONDITIONS: The improvements shall be constructed as described in the work letter attached hereto as Schedule 6 (the "Improvements"). The expenses to be incurred as between Landlord and Tenant for construction of the Improvements are specified in Schedule 6. If any act, omission or change requested or caused by Tenant increases the cost of work or materials or the time required for completion of construction, Tenant shall reimburse Landlord for such increase in cost at the time the increased cost is incurred and shall reimburse Landlord for any loss in Rent at the time the Rent would have become due. Landlord's approval of Tenant's plans for Improvements shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with laws, rules and regulations of governmental agencies or authorities.

         4.2 COMMENCEMENT OF POSSESSION: If the Leased Premises are not substantially completed by the scheduled Lease Commencement Date then the Lease Commencement Date shall be extended to a date 5 days after Landlord shall notify Tenant in writing that the Leased Premises are ready for occupancy. In such an event the Lease Expiration Date shall remain the same. If Landlord fails to cause the Leased Premises to be ready for occupancy at the time of the scheduled Lease Commencement Date, Landlord and Landlord's agents, officers, employees, or contractors shall not be liable for any damage, loss, liability or expense caused thereby, and this Lease shall not become void or voidable unless such failure continues for more than 90 days, in which case Tenant may terminate this Lease upon 20 days written notice to Landlord. Prior to occupying the Leased Premises, Tenant shall execute and deliver to Landlord a letter in the form attached as Schedule 7, acknowledging the Lease Commencement Date and certifying that the Improvements have been substantially completed and that Tenant has examined and accepted the Leased Premises. If Tenant fails to deliver such letter, Tenant shall conclusively be deemed to have made such acknowledgment and certification by occupying the Leased Premises.

                                 ARTICLE FIVE
                               Project Services

         5.1  PROJECT SERVICES: Landlord shall furnish:

         a. Utility Services: The utility services listed on Schedule 3 ("Utility Services"). Should Tenant, in Landlord's reasonable judgment, use additional, unusual or excessive Utility Services, Landlord reserves the right to charge the actual cost of for such services as determined either by a separate submeter, installed at Tenant's expense, or by methods specified by an engineer selected by Landlord.

         b. Maintenance Services: Maintenance of all interior and exterior common areas of the Building areas including lighting, landscaping, cleaning, painting, maintenance and repair of the exterior of the Building and its structural portions and roof, including all of the services listed on Schedule 4 ("Maintenance Services").

         c.   Parking: Parking under the terms and conditions described in
          Schedule 5 ("Parking").

                                                                  Initial Here
                                                                  ------------
                                                                  /s/ J.N.
                                                                  ------------
                                                                  /s/
                                                                  ------------

         Utility Services, Maintenance Services and Parking described above shall be collectively referred to as "Project Services". The costs of Project Services shall be a part of Operating Costs.

         5.2 INTERRUPTION OF SERVICES: Landlord does not warrant that any of the Project Services will be free from interruption. Any Project Service may be suspended by reason of accident or of necessary repairs, necessary alterations, or by strikes or lockouts, or by reason of operation of law, or causes beyond the reasonable control of Landlord. Subject to possible rent abatement as may be provided pursuant to the conditions described in paragraph 8.1, any such interruption or discontinuance of such Project Services shall never be deemed a disturbance of Tenant's use and possession of the Leased Premises, or render Landlord liable to Tenant for damages by abatement of rent or otherwise, or relieve Tenant from performance of Tenant's obligations under this Lease; provided, however, that should such interruption or discontinuance of Project Services which materially impairs Tenant's ability to conduct its business continue for 4 consecutive business days, then beginning on the fifth business day, Landlord shall abate Base Rent and Tenant's Pro Rata Share of Excess Operating Costs, for that portion of the Leased Premises rendered untenantable, from the fifth business day after said interruption or discontinuance until the Project Services are restored. Landlord shall use its best efforts to cause the Project Services to be promptly restored.

                                 ARTICLE SIX
                              Tenant's Covenants

         6.1  USE OF LEASED PREMISES: Tenant agrees to:

         a. Permitted Usage: Use the Leased Premises for the Permitted Purpose only and for no other purpose.

         b. Compliance with Laws: At Tenant's expense, comply with the provisions of all recorded covenants, conditions and restrictions and all building, zoning, fire and other governmental laws, ordinances, regulations or rules now in force or which may hereafter be in force relating to Tenant's use and occupancy of the Leased Premises, the Building, or the Project and all requirements of the carriers of insurance covering the Project.

         c. Nuisances or Waste: Not do or permit anything to be done in or about the Leased Premises, or bring or keep anything in the Leased Premises that may increase Landlord's fire and extended coverage insurance premium, damage the Building or the Project, constitute waste, constitute an immoral purpose, or be a nuisance, public or private, or menace or other disturbance to tenants of adjoining premises or anyone else.

         d. Hazardous Substances: (i) comply with all Environmental Laws; (ii) not cause or permit any Hazardous Materials to be treated, stored, disposed of, generated, or used in the Leased Premises or the Project, provided, however, that Tenant may store, use or dispose of products customarily found in offices and used in connection with the operation and maintenance of property if Tenant complies with all Environmental Laws and does not contaminate the Leased Premises, Project or environment; (iii) promptly after receipt, deliver to Landlord any communication concerning any past or present, actual or potential violation of Environmental Laws, or liability of either party for Environmental Damages. Environmental Laws mean all applicable present and future statutes, regulations, rules, ordinances, codes, permits or orders of all governmental agencies, departments, commissions, boards, bureaus, or instrumentalities of the United States, states and their political subdivisions and all applicable judicial, administrative and regulatory decrees and judgments relating to the protection of public health or safety or of the environment. Hazardous Materials include substances (i) which require remediation under any Environmental Laws; or (ii) which are or become defined as a "hazardous waste", "hazardous substance", pollutant or contaminant under any Environmental Laws; or
         (iii) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic or mutagenic; or (iv) which contain petroleum hydrocarbons, polychlorinated biphenyls, asbestos, asbestos containing materials or urea formaldehyde.

                                                                  Initial Here
                                                                  ------------
                                                                  /s/ J.N.
                                                                  ------------

                                                                  /s/
                                                                  ------------

         e. Alterations and Improvements: Make no alterations or improvements to the Leased Premises without the prior written approval of Landlord and Landlord's mortgagee, if any. Any such alterations or improvements by Tenant shall be done in a good and workmanlike manner, at Tenant's expense, by a licensed contractor approved by Landlord in conformity with plans and specifications approved by Landlord. If requested by Landlord, Tenant will post a bond or other security reasonably satisfactory to Landlord to protect Landlord against liens arising from work performed for Tenant. Landlord's approval of the plans and specifications for Tenant's alterations or improvements shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities.

         f. Liens: Keep the Leased Premises, the Building and the Project free from liens arising out of any work performed, materials furnished or obligations incurred by or for Tenant. If, at any time, a lien or encumbrance is filed against the Leased Premises, the Building or the Project as a result of Tenant's work, materials or obligations, Tenant shall promptly discharge such lien or encumbrance. If such lien or encumbrance has not been removed within 30 days from the date it is filed, Tenant agrees to deposit with Landlord cash or a bond, which shall be in a form and be issued by a company acceptable to Landlord in its sole discretion, in an amount equal to 150% of the amount of the lien, to be held by Landlord as security for the lien being discharged.

         g. Rules and Regulations: Observe, perform and abide by all the rules and regulations promulgated by Landlord from time to time, which will be consistently applied to all Tenants of the Project. Schedule 2 sets forth Landlord's rules and regulations in effect on the date hereof.

         h. Signage: Obtain the prior approval of the Landlord before placing any sign or symbol in doors or windows or elsewhere in or about the Leased Premises, or upon any other part of the Building, or Project including building directories. Any signs or symbols which have been placed without Landlord's approval may be removed by Landlord. Upon expiration or termination of this Lease, all signs installed by Tenant shall be removed and any damage resulting therefrom shall be promptly repaired, or such removal and repair may be done by Landlord and the cost charged to Tenant as Rent. Landlord grants Tenant the right to install Building standard signage on the Building at its cost or using the Tenant Improvement Allowance, as approved by all building and city codes and requirements.

         6.2 See Schedule 8 Addendum, attached hereto and made a part hereof.

                                                                  Initial Here
                                                                ----------------
                                                                /s/ J.N.
                                                                ----------------
                                                                /s/
                                                                ----------------

         6.3 REPAIRS: Tenant, at its sole expense, agrees to maintain the interior of the Leased Premises in a neat, clean and sanitary condition. If Tenant fails to maintain or keep the Leased Premises in good repair and such failure continues for 5 days after written notice from Landlord or if such failure results in a nuisance or health or safety risk, Landlord may perform any such required maintenance and repairs and the cost thereof shall be payable by Tenant as Rent within 10 days of receipt of an invoice from Landlord. Tenant shall also pay to Landlord the costs of any repair to the Building or Project necessitated by any act or neglect of Tenant.

         6.4 ASSIGNMENT AND SUBLETTING: Tenant shall not assign, mortgage, pledge, or encumber this Lease, or permit all or any part of the Leased Premises to be subleased without the prior written consent of Landlord and Landlord's mortgagee, if any, which consent shall not be unreasonably withheld or delayed. Any transfer of this Lease by merger, consolidation, reorganization or liquidation of Tenant, or by operation of law, or change in ownership of or power to vote the majority of the outstanding voting stock of a corporate Tenant, or by change in ownership of a controlling partnership interest in a partnership Tenant, shall constitute an assignment for the purposes of this paragraph. Notwithstanding the foregoing, Tenant shall have the right to assign or sublease part or all of the Leased Premises to any of its subsidiaries, affiliates or any parent corporation of Tenant with prior written notice to Landlord provided that (i) Tenant continues to be primarily liable on its obligations as set forth herein; (ii) any such assignee or sublessee shall assume and be bound by all covenants and obligations of Tenant herewith; (iii) the proposed assignee or sublessee is, in Landlord's good faith judgment, compatible with other tenants in the Building and seeks to use the Leased Premises only for the Permitted Purpose and for a use that is not prohibited under the terms of a lease with another tenant in the Building; and (iv) such use would not result in a material change in the number of personnel working in, or members of the general public visiting, the Leased Premises.

         In addition to other reasonable bases, Tenant hereby agrees that Landlord shall be deemed to be reasonable in withholding its consent, if: (a) or (b) such proposed assignment or sublease is to any party who is then a tenant of the Building or the Project if Landlord has comparable area; or (c) Tenant is in default under any of the terms, covenants, conditions, provisions and agreements of this Lease at the time of request for consent or on the effective date of such subletting or assignment; or (d) the proposed subtenant or assignee is, in Landlord's good faith judgment, incompatible with other tenants in the Building, or seeks to use any portion of the Leased Premises for a use not consistent with other uses in the Building, or is financially incapable of assuming the obligations of this Lease; or (e) the proposed assignee of sublessee or its business is subject to compliance with additional requirements of the law (including related regulation) commonly known as the "Americans with Disabilities Act" beyond those requirements which are applicable to the Tenant, unless the proposed assignee or sublessee shall: (i) first deliver plans and specifications for complying with such additional requirements and obtain Landlord's consent thereto, and (ii) comply with all Landlord's conditions for or contained in such consent, including without limitation, requirements for security to assure the lien-free completion of such improvements. Tenant shall submit to Landlord the name of a proposed assignee or subtenant, the terms of the proposed assignment or subletting, the nature of the proposed subtenant's business and such information as to the assignee's or subtenant's financial responsibility and general reputation as Landlord may reasonably require.

         No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its primary obligation to pay the Rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person or entity shall not be deemed to be waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer.

                                                                   Initial Here
                                                                   -------------
                                                                   /s/ J.N.
                                                                   -------------
                                                                   /s/
                                                                   -------------

Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or transfer.

         In lieu of giving any consent to a sublet or an assignment of all the Leased Premises, Landlord may, at Landlord's option, elect to terminate this Lease. In the case of a proposed subletting of a portion of the Leased Premises, Landlord may, at Landlord's option, elect to terminate the Lease with respect to that portion of the Leased Premises being proposed for subletting. The effective date of any such termination shall be 30 days after the proposed effective date of any proposed assignment or subletting.

         Seventy Five Percent (75%) of any proceeds in excess of Base Rent and Tenant's Pro Rata Share of Excess Operating Costs which is received by Tenant pursuant to an assignment or subletting consented to by Landlord, less reasonable brokerage commissions actually paid by Tenant, and less other costs incurred by Tenant including unamortized Leasehold Improvements paid by Tenant in connection with making the space available for lease, shall be remitted to Landlord as extra Rent within 10 days of receipt by Tenant. For purposes of this paragraph, all money or value in whatever form received by Tenant from or on account of any party as consideration for an assignment or subletting shall be deemed to be proceeds received by Tenant pursuant to an assignment or subletting.

         6.5 ESTOPPEL CERTIFICATE: From time to time and within 10 days after request by Landlord, Tenant shall execute and deliver a certificate to any proposed lender or purchaser, or to Landlord, together with a true and correct copy of this Lease, certifying with any appropriate exceptions, (i) that this Lease is in full force and effect without modification or amendment, (ii) the amount of Rent payable by Tenant and the amount, if any, of Prepaid Rent and Deposit paid by Tenant to Landlord, (iii) the nature and kind of concessions, rental or otherwise, if any, which Tenant has received or is entitled to receive, (iv) that Tenant has not assigned its rights under this Lease or sublet any portion of the Leased Premises, (v) that Landlord has performed all of its obligations due to be performed under this Lease and that there are no defenses, counterclaims, deductions or offsets outstanding or other excuses for Tenant's performance under this Lease, (vi) that such proposed lender or purchaser may rely on the information contained in the certificate, and (vii) any other fact reasonably requested by Landlord or such proposed lender or purchaser.

                                 ARTICLE SEVEN
                          Landlord's Reserved Rights

         7.2 ADDITIONAL RIGHTS RESERVED TO LANDLORD: Without notice and without liability to Tenant or without effecting an eviction or disturbance of Tenant's use or possession, Landlord shall have the right to (i) grant utility easements or other easements in, or replat, subdivide or make other changes in the legal status of the land underlying the Building or the Project as Landlord shall deem appropriate in its sole discretion, provided such changes do not substantially interfere with Tenant's use of the Leased Premises for the Permitted Purpose;
(ii) enter the Leased Premises at reasonable times and at any time in the event of an emergency to inspect, alter or repair the Leased Premises or the Building and to perform any acts related to the safety, protection, reletting, sale or improvement of the Leased Premises or the Building; (iii) change the name or street address of the Building or the Project; (iv) install and maintain signs on and in the Building and the Project; (v) make such rules and regulations as, in the sole judgment of Landlord, may be needed from time to time for the safety of the tenants, the care and cleanliness of the Leased Premises, the Building and the Project and the preservation of good order therein; and (vi)

                                                                   Initial Here
                                                                   ------------
                                                                   /s/ J.N.
                                                                   ------------
                                                                   /s/
                                                                   ------------

                                ARTICLE EIGHT
                         Casualty and Untenantability

         8.1 CASUALTY AND UNTENANTABILITY: If the Building is made substantially untenantable or if Tenant's use and occupancy of the Leased Premises are substantially interfered with due to damage to the common areas of the Building or if the Leased Premises are made wholly or partially untenantable by fire or other casualty, Landlord may, by notice to Tenant within 45 days after the damage, terminate this Lease. Such termination shall become effective as of the date of such casualty.

         If the Leased Premises are made partially or wholly untenantable by fire or other casualty and this Lease is not terminated as provided above, Landlord shall restore the Leased Premises to the condition they were in on the Lease Commencement Date, not including any personal property of Tenant or alterations performed by Tenant.

         If the Landlord does not terminate this Lease as provided above, and Landlord fails within 120 days from the date of such casualty to restore the damaged common areas thereby eliminating substantial interference with Tenant's use and occupancy of the Leased Premises, or fails to restore the Leased Premises to the condition they were in on the Lease Commencement Date, not including any personal property or alterations performed by Tenant, Tenant may terminate this Lease as of the end of such 120 day period.

         In the event of termination of this Lease pursuant to this paragraph, Rent shall be prorated on a per diem basis and paid to the date of the casualty, unless the Leased Premises shall be tenantable, in which case Rent shall be payable to the date of the lease termination. If the Leased Premises are untenantable and this Lease is not terminated, Rent shall abate on a per diem basis from the date of the casualty until the Leased Premises are ready for occupancy by Tenant. If part of the Leased Premises are untenantable, Rent shall be prorated on a per diem basis and apportioned in accordance with the part of the Leased Premises which is usable by Tenant until the damaged part is ready for Tenant's occupancy. Notwithstanding the foregoing, if any damage was proximately caused by an act or omission of Tenant, its employees, agents, contractors, licensees or invitees, then, in such event, Tenant agrees that Rent shall not abate or be diminished during the term of this Lease.

                                 ARTICLE NINE
                                 Condemnation

         9.1 CONDEMNATION: If all or any part of the Leased Premises shall be taken under power of eminent domain or sold under imminent threat to any public authority or private entity having such power, this Lease shall terminate as to the part of the Leased Premises so taken or sold, effective as of the date possession is required to be delivered to such authority. In such event, Base Rent shall abate in the ratio that the portion of Tenant's Square Footage taken or sold bears to Tenant's Square Footage. If a partial taking or sale of the Leased Premises, the Building or the Project (i) substantially reduces Tenant's Square Footage resulting in a substantial inability of Tenant to use the Leased Premises for the Permitted Purpose, or (ii) renders the Building or the Project not commercially viable to Landlord in Landlord's sole opinion, either Tenant in the case of (i), or Landlord in the case of (ii), may terminate this Lease by notice to the other party within 30 days after the terminating party receives written notice of the portion to be taken or sold. Such termination shall be effective 180 days after notice thereof, or when the portion is taken or sold, whichever is sooner. All condemnation awards and similar payments shall be paid and belong to Landlord, except any amounts awarded or paid specifically to Tenant for removal and reinstallation of Tenant's trade fixtures, personal property or Tenant's moving costs.

                                                                   Initial Here
                                                                  --------------
                                                                  /s/ J.N.
                                                                  --------------
                                                                  /s/
                                                                  --------------

                                 ARTICLE TEN
                             Waiver and Indemnity

         10.1 WAIVER AND INDEMNITY: Except for those claims arising from Landlord's breach of this Lease, negligence or willful misconduct, Tenant, to the extent permitted by law, waives all claims it may have against Landlord, and against Landlord's agents and employees for any damages sustained by Tenant or by any occupant of the Leased Premises, or by any other person, resulting from any cause arising at any time. Tenant agrees to hold Landlord harmless and indemnified against claims and liability for injuries to all persons and for damage to or loss of property occurring in or about the Leased Premises or the Building, due to Tenant's breach of this Lease or any act of negligence or default under this Lease by Tenant, its contractors, agents, employees, licensees and invitees. Tenant agrees to indemnify, defend, reimburse and hold Landlord harmless against any Environmental Damages incurred by Landlord arising from Tenant's breach of paragraph 6.1(d) of this Lease. Environmental Damages means all claims, judgments, losses, penalties, fines, liabilities, encumbrances, liens, costs and reasonable expenses of investigation, defense or good faith settlement resulting from violations of Environmental Laws, and including, without limitation: (i) damages for personal injury and injury to property or natural resources; (ii) reasonable fees and disbursement of attorneys, consultants, contractors, experts and laboratories; and (iii) costs of any cleanup, remediation, removal, response, abatement, containment, closure, restoration or monitoring work required by any Environmental Law and other costs reasonably necessary to restore full economic use of the Leased Premises or Project.

         10.2 WAIVER OF SUBROGATION: Tenant and Landlord release each other and waive any right of recovery against each other for loss or damage to the waiving party or its respective property, which occurs in or about the Leased Premises or Building, whether due to the negligence of either party, their agents, employees, officers, contractors, licensees, invitees or otherwise, to the extent that such loss or damage is insurable against under the terms of standard fire and extended coverage insurance policies. Tenant and Landlord agree that all policies of insurance obtained by either of them in connection with the Leased Premises shall contain appropriate waiver of subrogation clauses.

         10.3 LIMITATION OF LANDLORD'S LIABILITY: The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, shareholders, directors, officers, employees or agents of Landlord, and Tenant shall look solely to Landlord's interest in the Building and land and to no other assets of Landlord for satisfaction of any liability in respect of this Lease. Tenant will not seek recourse against the individual partners, shareholders, directors, officers, employees or agents of Landlord or any of their personal assets for such satisfaction. Notwithstanding any other provisions contained herein, Landlord shall not be liable to Tenant, its contractors, agents or employees for any consequential damages or damages for loss of profits.

                                ARTICLE ELEVEN
                   Tenant's Default and Landlord's Remedies

         11.1 TENANT'S DEFAULT: It shall be an "Event of Default" if Tenant shall (i) fail to pay any monthly installment of Base Rent or Tenant's Pro Rata Share of Excess Operating Costs, or any other sum payable hereunder within 5 days written notice; (ii) violate or fail to perform any conditions, covenants, or agreements herein made by Tenant respecting Tenant's insurance requirements as specified in paragraph 6.2, and such violation or failure shall continue for 5 business days after written notice thereof to Tenant by Landlord; (iii) violate or fail to perform any of the other conditions, covenants or agreements herein made by Tenant, and such violation or failure shall continue for 15 days after written notice thereof to Tenant by Landlord; provided, however, if such default is of a nature that it cannot reasonably be cured within 15 days, it shall not be an Event of Default if Tenant commences to cure within such 15 day period and diligently prosecutes such cure to completion within the time reasonably required for such cure, not to exceed 60 days; (iv) make a general assignment for the benefit of its creditors or file a petition for bankruptcy or other reorganization, liquidation, dissolution or similar relief; (v) have a proceeding filed against Tenant seeking any relief mentioned in (iv) above; (vi) have a trustee, receiver or liquidator appointed for Tenant or a substantial part of its property; (vii) abandon or vacate the Leased Premises, unless Tenant continues to pay rent according to Article 3, and any portion of Rent is delinquent; (viii) default under any other lease, if any, within the Building or the Project; or (ix) if Tenant

                                                                    Initial Here
                                                                   -------------
                                                                   /s/ J.N.
                                                                   -------------
                                                                   /s/
                                                                   -------------
is a partnership, if any partner of the partnership is involved in any of the acts or events described in subparagraphs (i) through (viii) above.

     11.2 REMEDIES OF LANDLORD: If an Event of Default occurs, Landlord, may, at its option, within 10 days after written notice to Tenant, reenter the Leased Premises, remove all persons therefrom, take possession of the Leased Premises, and remove all of Tenant's personal property at Tenant's risk and expense and, either (i) terminate this Lease and Tenant's right of possession of the Leased Premises or (ii) maintain this Lease in full force and effect and endeavor to relet all or part of the Leased Premises. In the event Landlord elects to maintain this Lease, Landlord shall have the right to relet the Leased Premises for such rent and upon such terms as Landlord deems reasonable and necessary, and Tenant shall be liable for all damages sustained by Landlord, including but not limited to, any deficiency in Rent for the period of time which would have remained in the Lease Term in the absence of any termination, leasing fees, attorneys' fees, other marketing and collection costs, the cash value of any concessions granted to Tenant and all expenses of placing the Leased Premises in first class rentable condition. Landlord retains the right to terminate this Lease, at any time, notwithstanding that Landlord fails to terminate this Lease initially. If Landlord is unable after diligent efforts to relet the Leased Premises within 60 days after termination of this Lease, Landlord may elect at any time thereafter to have Tenant immediately pay, as liquidated damages and not as a penalty, all Rent then due and the present value (discounted at 10%) of all Rent which would have become due (based on Base Rent and Tenant's Pro Rata Share of Excess Operating Costs payable at the time of such election and the cash value of any concessions granted to Tenant) for the period of time which would have remained in the Lease Term in the absence of any termination. If Landlord relets the Leased Premises within 120 days after payment by Tenant Landlord shall refund the lesser of (i) the amount paid by Tenant or (ii) the amount paid or to be paid by the replacement tenant for the balance of the Lease Term, less Landlord's cost to relet the Leased Premises.

     The remedies granted to Landlord herein shall be cumulative and shall not exclude any other remedy allowed by law, and shall not prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired term of this Lease, including without limitation, a claim for attorney's fees incurred by Landlord.

                                ARTICLE TWELVE
                                  Termination

     12.1 SURRENDER OF LEASED PREMISES: On expiration of this Lease, if no Event of Default exists, Tenant shall surrender the Leased Premises in the same condition as when the Lease Term commenced, ordinary wear and tear or damage from casualty excepted. Except for furnishings, trade fixtures and other personal property installed at Tenant's expense, all alterations, additions or improvements, whether temporary or permanent in character, made in or upon the Leased Premises, either by Landlord or Tenant, shall be Landlord's property and at the expiration or earlier termination of the Lease Term shall remain on the Leased Premises without compensation to Tenant, except if requested by Landlord, Tenant, at its expense and without delay, shall remove any alterations, additions or improvements made to the Leased Premises by Tenant excluding initial Tenant Improvements designated by Landlord to be removed, and repair any damage to the Leased Premises or the Building caused by such removal If Tenant fails to repair the Leased Premises, Landlord may complete such repairs and Tenant shall reimburse Landlord for such repair and restoration. Landlord shall have the option to require Tenant to remove all its property. If Tenant fails to remove such property as required under this Lease, Landlord may dispose of such property in its sole discretion without any liability to Tenant, and further may charge the cost of any such disposition to Tenant.

     12.2 HOLD OVER TENANCY: If Tenant shall hold over after the Lease Expiration Date, Tenant may be deemed, at Landlord's option, to occupy the Leased Premises as a tenant from month to month, which tenancy may be terminated by one month's written notice. During such tenancy, Tenant agrees to pay to Landlord, monthly in advance, an amount equal to 200% of all Rent which would become due (based on Base Rent and Tenant's Pro Rata Share of Excess Operating Costs payable for the last month of the Lease Term, together with all other amounts payable by Tenant to Landlord under this Lease), and to be bound by all of the terms, covenants and conditions herein specified. If Landlord relets the Leased Premises or any portion thereof to a new tenant and the term of such new lease commences during the period for which Tenant holds over, Landlord shall also be entitled to recover from Tenant all costs and expenses, attorneys fees, damages or loss of profits incurred by Landlord as a result of Tenant's failure to deliver possession of the Leased Premises to Landlord when required under this Lease.

                                                                    Initial Here
                                                                   -------------
                                                                   /s/  J.N.
                                                                   -------------
                                                                   /s/
                                                                   -------------

                               ARTICLE THIRTEEN
                                 Miscellaneous

     13.1 QUIET ENJOYMENT: If and so long as Tenant is not in default beyond any cure periods, Tenant shall quietly enjoy the Leased Premises without hindrance by Landlord.

     13.2 ACCORD AND SATISFACTION: No receipt and retention by Landlord of any payment tendered by Tenant in connection with this Lease shall constitute an accord and satisfaction, or a compromise or other settlement, notwithstanding any accompanying statement, instruction or other assertion to the contrary unless Landlord expressly agrees to an accord and satisfaction, or a compromise or other settlement, in a separate writing duly executed by Landlord. Landlord will be entitled to treat any such payments as being received on account of any item or items of Rent, interest, expense or damage due in connection herewith, in such amounts and in such order as Landlord may reasonably determine.

     13.3 SEVERABILITY: The parties intend this Lease to be legally valid and enforceable in accordance with all of its terms to the fullest extent permitted by law. If any term hereof shall be invalid or unenforceable, the parties agree that such term shall be stricken from this Lease to the extent unenforceable, the same as if it never had been contained herein. Such invalidity or unenforceability shall not extend to any other term of this Lease, and the remaining terms hereof shall continue in effect to the fullest extent permitted by law, the same as if such stricken term never had been contained herein.

     13.4 SUBORDINATION AND ATTORNMENT: Tenant acknowledges that this Lease is subordinate to all leases in which Landlord is lessee and to any mortgage or deed of trust now in force against the Building and to all advances made or hereafter to be made thereunder and, provided the holder thereof agrees in writing for Tenant's benefit not to disturb Tenant's rights under this Lease so long as there is no Event of Default under this Lease, Tenant agrees that this Lease shall be subordinate to any future leases in which Landlord is lessee and to any future first mortgage or deed of trust hereafter in force against the Building and to all advances made or hereafter to be made thereunder (all such existing and future leases, mortgages and deeds of trust referred to collectively as "Superior Instruments"). Tenant also agrees that if the holder of any Superior Instrument elects to have this Lease superior to its Superior Instrument and gives notice of its election to Tenant, then this Lease shall be superior to the lien of any such lease, mortgage or deed of trust and all renewals, replacements and extensions thereof, whether this Lease is dated before or after such lease, mortgage or deed of trust. If requested in writing by Landlord or any first mortgagee or ground lessor of Landlord, Tenant agrees to execute a subordination agreement required to further effect the provisions of this paragraph.

     In the event of any transfer in lieu of foreclosure or termination of a lease in which Landlord is lessee or the foreclosure of any Superior Instrument, or sale of the Property pursuant to any Superior Instrument, Tenant shall attorn to such purchaser, transferee or lessor and recognize such party as landlord under this Lease, provided such party acquires and accepts the Leased Premises subject to this Lease. The agreement of Tenant to attorn contained in the immediately preceding sentence shall survive any such foreclosure sale or transfer.

      13.5 ATTORNEY'S FEES: If the services of an attorney are required by any party to secure the performance under this Lease or otherwise upon the breach or default of the other party to the Lease, or if any judicial remedy is necessary to enforce or interpret any provision of the Lease, the prevailing party shall be entitled to reasonable attorney's fees, costs and other expenses, in addition to any other relief to which such prevailing party may be entitled.

      13.6 APPLICABLE LAW: This Lease shall be construed according to the laws of the state in which the Leased Premises are located.

      13.7 BINDING EFFECT; GENDER: This Lease shall be binding upon and inure to the benefit of the parties and their successors and assigns. It is understood and agreed that the terms "Landlord" and

                                                                   Initial Here
                                                                   ------------
                                                                   /s/ J.N.
                                                                   -------------
                                                                   /s/
                                                                   -------------

"Tenant" and verbs and pronouns in the singular number are uniformly used throughout this Lease regardless of gender, number or fact of incorporation of the parties hereto.

     13.8  TIME: Time is of the essence of this Lease.

     13.9 ENTIRE AGREEMENT: This Lease and the schedules and addenda attached set forth all the covenants, promises, agreements, representations, conditions, statements and understandings between Landlord and Tenant concerning the Leased Premises and the Building and the Project, and there are no representations, either oral or written between them other than those in this Lease. This Lease shall not be amended or modified except in writing signed by both parties. Failure to exercise any right in one or more instances shall not be construed as a waiver of the right to strict performance or as an amendment to this Lease.

     13.10 NOTICES: Any notice or demand provided for or given pursuant to this Lease shall be in writing and served on the parties at the addresses listed in paragraph 1.1(n) and paragraph 1.1(o). Any notice shall be either (i) personally delivered to the addressee set forth above, in which case it shall be deemed delivered on the date of delivery to said addressee; or (ii) sent by registered or certified mail/return receipt requested, in which case it shall be deemed delivered 3 business days after being deposited in the U.S. Mail; (iii) sent by a nationally recognized overnight courier, in which case it shall be deemed delivered 1 business day after deposit with such courier; or (iv) sent by telecommunication ("Fax") during normal business hours in which case it shall be deemed delivered on the day sent, provided an original is received by the addressee after being sent by a nationally recognized overnight courier within 1 business day of the Fax. The addresses and Fax numbers listed in paragraphs 1.1(n) and 1.1(o) may be changed by written notice to the other parties, provided, however, that no notice of a change of address or Fax number shall be effective until the date of delivery of such notice. Copies of notices are for informational purposes only and a failure to give or receive copies of any notice shall not be deemed a failure to give notice.

     13.11 HEADINGS: The headings on this Lease are included for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.


                                                                        /s/ J.N.

     13.12 BROKERAGE COMMISSIONS: Tenant and Landlord each represents to the other that no broker or agent was instrumental in procuring or negotiating or consummating this Lease other than Broker of Record whose compensation shall be paid by Landlord, and Cooperating Broker, if any, whose compensation shall be paid by Broker of Record, and Tenant and Landlord each agree to defend, indemnify and hold harmless the other party against any loss, cost, expense or liability for any compensation, commission, fee or charge, including reasonable attorney's fees, resulting from any claim of any other broker, agent or finder claiming under or through the indemnifying party in connection with this Lease or its negotiation.

     SUBMISSION OF THIS INSTRUMENT FOR EXAMINATION OR SIGNATURE BY TENANT DOES NOT CONSTITUTE A RESERVATION OF OR OPTION FOR LEASE, AND IT IS NOT EFFECTIVE AS A LEASE OR OTHERWISE UNTIL EXECUTION AND DELlVERY BY BOTH LANDLORD AND TENANT.

     This Lease is executed as of the date first written above.

TENANT: Seagate Software, Inc., a wholly owned  LANDLORD:
corporation of Seagate Technology, Inc.,
a Delaware Corporation
__________________________________      ALLSTATE INSURANCE COMPANY, and Illinois
                                        Insurance Corporation


By /s/  Jeffrey B. Nelson                 By /s/
  --------------------------------        -------------------------------
 Its VP Worldwide Facilities and Real
    ------------------------------
     Estate

By________________________________      By_______________________________
 Its______________________________            Authorized Signatories

Where Tenant is a corporation, this Lease shall be signed by a President or Vice President and Secretary or Assistant Secretary of Tenant. Any other signatories shall require a certified corporate resolution.

                                  SCHEDULE 1
                  DESCRIPTION OF THE PREMISES AND FLOOR PLAN
                  ------------------------------------------

                                 [FLOOR PLAN]












                                                           BUILDING 6070
                                                           -------------

                                                           GREENWOOD PLAZA BLVD.
                                                           ENGLEWOOD, CO 80111

                                                           BLDG RSF = 11,608 RSF


                                                             /s/ JN
                                                             ----------

                                  SCHEDULE 2

                             RULES AND REGULATIONS
                             ---------------------

1. The sidewalks, entrances, halls, corridors, elevators and stairways of the Building and Project shall not be obstructed or used as a waiting or lounging place by tenants, and their agents, servants, employees, invitees, licensees and visitors. All entrance doors leading from any Leased Premises to the hallways are to be kept closed at all times.

2. Landlord reserves the right to refuse admittance to the Building after reasonable business hours, as established from time to time, to any person not producing both a key to the Leased Premises and/or a pass issued by Landlord. In case of invasion, riot, public excitement or other commotion, Landlord also reserves the right to prevent access to the Building during the continuance of same. Landlord shall in no case be liable for damages for the admission or exclusion of any person to or from the Building.

3. Landlord will furnish each tenant with two keys to each door lock on the Leased Premises, and Landlord may make a reasonable charge for any additional keys and access cards requested by any tenant. No tenant shall have any keys made for the Leased Premises; nor shall any tenant alter any lock, or install new or additional locks or bolts, on any door without the prior written approval of Landlord. If Landlord approves any lock alteration or addition, the tenant making such alteration shall supply Landlord with a key for any such lock or bolt. Each tenant, upon the expiration or termination of its tenancy, shall deliver to Landlord all keys and access cards in any such tenant's possession for all locks and bolts in the Building.

4. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness of the Leased Premises. Tenants will see that (i) the windows are closed, (ii) the doors securely locked, and (iii) all water faucets and other utilities are shut off (so as to prevent waste or damage) each day before leaving the Leased Premises. In the event tenant must dispose of crates, boxes, etc. which will not fit into office waste paper baskets, it will be the responsibility of tenant to dispose of same. In no event shall tenant set such items in the public hallways or other areas of the Building or garage facility, excepting tenant's owned Leased Premises, for disposal.

5. Landlord reserves the right to prescribe the date, time, method and conditions that any personal property, equipment, trade fixtures, merchandise and other similar items shall be delivered to or removed from the Building. No iron safe or other heavy or bulky object shall be delivered to or removed from the Building, except by experienced safe men, movers or riggers approved in writing by Landlord. All damage done to the Building by the delivery or removal of such items, or by reason of their presence in the Building, shall be paid to Landlord, immediately upon demand, by the tenant by, through, or under whom such damage was done. There shall not be used in any space, or in the public halls of the Building, either by tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires.

6. Tenant shall not cover or obstruct any skylights, windows, doors and transoms that reflect or admit light into passageways or into any other part of the Building.

7. The toilet rooms, toilets, urinals, wash bowels and water apparatus shall not be used for any purpose other than for those for which they were constructed or installed, and no sweepings, rubbish, chemicals, or other unsuitable substances shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from violation(s) of this rule shall be borne by the tenant by whom, or by whose agents, employees, invitees, licensees or visitors, such breakage, stoppage or damage shall have been caused.

8. No sign, name, placard, advertisement or notice visible from the exterior of any Leased Premises, shall be inscribed, painted or affixed by any tenant on any part of the Building or Project without the prior written

                                                                        12/18/92

                                                                        /s/ J.N.

approval of Landlord. All signs or letterings on doors, or otherwise, approved by Landlord shall be inscribed, painted or affixed at the sole cost and expense of the tenant, by a person approved by Landlord. A directory containing the names of all tenants in the Building shall be provided by Landlord at an appropriate place on the first floor of the Building.

9. No signalling, telegraphic or telephonic instruments or devices, or other wires, instruments or devices, shall be installed by Tenant in connection with any Leased Premises without the prior written approval of Landlord or specifically identified and located on Construction Documents as defined in
Schedule 6. Such installations, and the boring or cutting for wires, shall be made at the sole cost and expense of the tenant and under control and direction of Landlord. Landlord retains, in all cases, the right to require (i) the installation and use of such electrical protecting devices that prevent the transmission of excessive currents of electricity into or through the Building,
(ii) the changing of wires and of their installation and arrangement underground or otherwise as Landlord may direct, and (iii) compliance on the part of all using or seeking access to such wires with such rules as Landlord may establish relating thereto. All such wires used by tenants must be clearly tagged at the distribution boards and junction boxes and elsewhere in the Building, with (i) the number of the Leased Premises to which said wires lead, (ii) the purpose for which said wires are used, and (iii) the name of the company operating same.

10. Tenant, their agents, servants or employees, shall not (a) go on the roof of the Building, (b) use any additional method of heating or air conditioning the Leased Premises, (c) sweep or throw any dirt or other substance from the Leased Premises into any of the halls, corridors, elevators, or stairways of the Building, (d) bring in or keep in or about the Leased Premises any vehicles or animals of any kind, (e) install any radio or television antennae or any other device or item on the roof, exterior walls, windows or windowsills of the Building, (f) place objects against glass partitions, doors or windows which would be unsightly from the interior or exterior of the Building, (g) use any Leased Premises (i) for lodging or sleeping, (ii) for cooking (except that the use by any tenant of Underwriter's Laboratory-approved equipment for microwaving, brewing coffee, tea and similar beverages shall be permitted, provided that such use is in compliance with law), (iii) for any manufacturing, storage or sale of merchandise or property of any kind, (h) cause or permit unusual or objectionable odor to be produced or permeate from the Leased Premises, including, without limitation, duplicating or printing equipment fumes, and (i) install or operate any vending machines in the Leased Premises unless specifically identified and located on Construction Documents as defined in Schedule 6. Tenant, its agents, servants and employees, invitees, licensees, or visitors shall not permit the operation of any musical or sound producing instruments or device which may be heard outside Leased Premises, Building or garage facility, or which may emit electrical waves which will impair radio or television broadcast or reception from or into the Building.

11. No canvassing, soliciting, distribution of hand bills or other written material, or peddling by Tenant shall be permitted in the Building or the Project, and tenants shall cooperate with Landlord in prevention and elimination of same.

12. Tenant shall give Landlord prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electrical facilities or any part or appurtenances of Leased Premises.

13. If any Leased Premises becomes infested with vermin by acts of Tenant, the Tenant, at its sole cost and expense, shall cause its premises to be exterminated from time to time to the satisfaction of the Landlord and shall employ such exterminators as shall be approved by Landlord.

14. No curtains, blinds, shades, screens, awnings or other coverings or projections of any nature shall be attached to or hung in, or used in connection with any door, window or wall of the premises of the Building by Tenant without the prior written consent of Landlord.

15. Landlord shall have the right to prohibit any advertising by tenant which, in Landlord's opinion, tends to

                                                                        12/18/92

                                                                        /s/ J.N.

impair the reputation of Landlord or of the Building, or its desirability as an office building for existing or prospective tenants who require the highest standards of integrity and respectability, and upon written notice from Landlord, tenant shall refrain from or discontinue such advertising.

16. Wherever the word "tenant" occurs, it is understood and agreed that it shall also mean tenant's associates, employees, agents and any other person entering the Building or the Leased Premises under the express or implied invitation of tenant. Tenant shall cooperate with Landlord to assure compliance by all such parties with rules and regulations.

17. Landlord will not be responsible for lost or stolen personal property, equipment, money or any article taken from Leased Premises, Building or garage facilities regardless of how or when loss occurs.

18. All contractors and or technicians performing work for Tenant within the Leased Premises, Building or garage facilities shall be referred to Landlord for approval before performing such work. This shall apply to all work including, but not limited to, installation of telephones, electrical devises and attachments, and all installations affecting floors, walls, windows, doors, ceilings, equipment of any other physical feature of the Building, Leased Premises or garage facilities.

19. Showcases and any other articles shall not be placed in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules by Tenant without the prior written consent of Landlord.

20. The Tenant shall not do anything in the Leased Premises, or bring or keep anything herein, which will in any way increase or tend to increase the risk of fire or rate of insurance, or which shall conflict with the Regulations of the Fire Department, any fire laws, with any insurance policy on the Building or any part thereof, or with any rules or ordinances established by any governmental authority.

21. The requirements of Tenant will be attended to only upon application to the Managing Agent. Employees of Landlord shall not perform any work or do anything outside of their regular dates unless under special instructions from Landlord, and no employee will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

22. No Tenant shall obtain for use upon the Leased Premises ice, drinking water, towel or other similar service or accept barbering or other personal services on the Leased Premises, except for persons authorized by Landlord and at the hours and under regulations fixed by Landlord.

23. Landlord reserves the right to make reasonable amendments, modifications and additions to the rules and regulations heretofore set forth, and to make additional reasonable rules and regulations, as in Landlord's sole judgment may from time to time be needed for the safety, care, cleanliness and preservation of good order of the Building.

                                                                /s/ JN
                                                                ------------

                                  SCHEDULE 3

                               UTILITY SERVICES
                               ----------------

The Landlord shall provide, as part of Operating Costs, except as otherwise provided, the following services:

     (1) Air Conditioning and heat for normal purposes only, to provide in Landlord's judgment, comfortable occupancy Monday through Friday from 6:30
                                                                      ----
a.m. to 6:30 p.m., and Saturday from 8:00 a.m. to 2:00 p.m., Sundays and
        ----                         ----         ----
holidays excepted. Tenant agrees not to use any apparatus or device, in or upon or about the Leased Premises, and Tenant further agrees not to connect any apparatus or device with the conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services, without written consent of Landlord. After hours A/C charges are currently $5.00 per hour and are subject to change.

     (2) Electric power for lighting and operating of office machines between Monday and Friday from 6:30 a.m. to 6:30 p.m. and Saturdays from 8:00 a.m. to
                       ----         ----                         ----
8:00 p.m., Sundays and holidays excepted. Electric power furnished by Landlord
----
is intended to be that consumed in normal office use for lighting and small office machines including desktop computers, copiers and fax machines.

     (3) Water for drinking, lavatory and toilet purposes from the regular Building supply (at the prevailing temperature) through fixtures installed by Landlord, (or by Tenant with Landlord's written consent).

     (4) Tenant shall pay for utility services directly to Public Service until December 1, 1998.

                                                                   Initial Here
                                                              -----------------
                                                              /s/ JN
                                                              -----------------
                                                              /s/
                                                              -----------------

                                  SCHEDULE 4

                             MAINTENANCE SERVICES
                             --------------------

(1) In order that the Building may be kept in a state of cleanliness, each tenant shall during the term of each respective lease, permit Landlord's employees (or Landlord's agent's employees) to take care of and clean the Leased Premises and tenants shall not employ any person(s) other than Landlord's employees (or Landlord's agent's employees) for such purpose.

(2) Landlord shall supply public area lamp replacement, window washing with reasonable frequency, to the common areas of the Building and Leased Premises during the time and in the manner that such janitorial services are customarily furnished in general office buildings in the area. Tenant shall contract and pay for janitorial and pub1ic restroom supplies directly until December 1, 1998.

(3) Landlord agrees to maintain the exterior and common areas of Building to include maintenance of the structure, roof, mechanical, electrical and HVAC equipment, architectural finish, lawn and shrub care, snow removal and so on, excluding only those items specifically excepted elsewhere in this Lease.


                                                        Initial Here
                                                        --------------

                                                        /s/ JN
                                                        --------------

                                                        /s/
                                                        --------------

                                  SCHEDULE 5

                                    PARKING
                                    -------

Landlord hereby grants to Tenant a license to the use during the term of this Lease the spaces described in Article 1.1j. Said parking spaces shall be made available to Tenant on an allocated basis and Tenant agrees to comply with such reasonable rules and regulations as may be made by Landlord from time to time in order to insure the proper operation of the parking facilities. In consideration of the right to use said parking spaces, Tenant shall pay to Landlord on the first day of each calendar month, the amount specified in Article 1.1j, in addition to the Rent and other charges payable by Tenant under this Lease. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its sole discretion to determine whether parking facilities are becoming crowded, and in such event, to allocate specific parking spaces among Tenant and other tenants or to take such other steps necessary to correct such condition, including but not limited to policing and towing, and if Tenant, its agents, officers, employees, contractors, licensees or invitees are deemed by Landlord to be contributing to such condition, to charge to Tenant as Rent that portion of the cost thereof which Landlord reasonably determines to be caused thereby. Landlord may, in its sole discretion, change the location and nature of the parking spaces available to Tenant, provided that after such change, there shall be available to Tenant approximately the same number of spaces as available before such change. Landlord will provide Tenant with four
(4) parking spaces per every 1,000 square feet of Tenant's Square Footage.

                                                                 Initial Here
                                                             -----------------
                                                             /s/
                                                             -----------------
                                                             /s/
                                                             -----------------

                                  SCHEDULE 6
                                  ----------

1.   Definitions The terms defined in this paragraph, for purposes of this
     -----------
     Schedule, shall have the meanings specified below, and, in addition to the terms defined below, terms defined in the Lease shall, for purposes of this Schedule, have the meanings specified in the Lease.

     1.01 "Leasehold Improvements" means those items which are supplied,
     ----
     installed and finished by Landlord, according to and described in the Construction Documents (as hereinafter defined) and which shall be paid for by Landlord (subject to the Allowance) as provided for in paragraph 2.03 below.

     1.02 "Construction Documents" means the approved construction drawings,
     ----
     plans and specifications referred to in paragraph 2.03.

     1.03 "Substantial Completion" means that the Leasehold Improvements have
     ----
     been substantially completed according to the Construction Documents, except for items which will not materially affect the use of the Leased Premises or which customarily are deemed to be "punchlist work".

2.   Construction Documents; Payments
     --------------------------------

     2.01 The parties have approved a preliminary floor plan for the Leased
     ----
     Premises, a copy of which is attached to the Lease as Schedule 1 (the "Preliminary Plan").

     2.02 Landlord shall cause to be prepared and submitted to Tenant for
     ----
     approval all drawings, plans and specifications necessary to construct the Leasehold Improvements. Within five (5) business days from the date the documents are submitted ("Document Approval Period"), Tenant shall approve or disapprove the documents. Landlord and Tenant shall attempt to resolve the objections of Tenant; If Tenant and Landlord disagree on the drawings and specifications and a resolution cannot be reached after ten (10) days of good faith negotiations then the documents are deemed approved.

     The fees and expenses for preparing the drawings, plans and specifications shall be included in the Final Cost (defined in paragraph 2.03 below).

     2.03 Upon Tenant's approval of the final form of the drawings, plans and
     ----
     specifications, which shall constitute the Construction Documents, Landlord shall prepare an analysis of the cost of constructing the Leasehold Improvements according to the Construction Documents (the "Final Cost") and submit such analysis to Tenant for its approval. Within five (5) business days from the date the Final Cost has been submitted ("Cost Approval Period"), Tenant shall approve or disapprove the Final Cost. If Tenant fails to respond within the Cost Approval Period, it shall be conclusively presumed that Tenant has approved the Final Costs. If Tenant does not approve the Final Cost, it shall promptly notify Landlord; in which case Tenant and Landlord shall use their best efforts to amend the Construction Documents in a manner satisfactory to each. If they are unable to do so within 5 days after Tenant notifies Landlord as provided in the preceding sentence, either party may terminate the Lease by delivering written notice to the other. Tenant acknowledges that Landlord's sole monetary obligation is to pay the costs attributable to the construction of the Leasehold Improvements, up to an aggregate maximum limit of $10.00 per square foot of Tenant's Square Footage (the "Allowance"), and Tenant shall pay all other costs of the construction of the Leasehold Improvements ("Tenant's Share"). Landlord also agrees to pay up to an additional $10.00 per square foot of Tenant's Square Footage as additional allowance to be reimbursed by Tenant as additional Base Rent, amortized using 12% annual interest rate over the Lease Term. In addition, all costs attributable to changes and variations from the Construction Documents in excess of the Final Cost (including, without limitation, any fees and expenses of the Consultants

                                                                  Initial Here
                                                                  ------------
                                                                  /s/ J.N.
                                                                  ------------
                                                                  /s/
                                                                  ------------
     and any increased costs of construction) shall be paid by Tenant.

3.   Leasehold Improvements
     ----------------------

     3.01 The following provisions shall apply to the construction of the
     ----
     Leasehold Improvements:

            (a) All work involved in the completion of the Leasehold Improvements shall be carried out by Landlord and its agents and contractors under the sole direction of Landlord. Tenant shall cooperate with Landlord and its agents and contractors to promote the efficient and expeditious completion of the Leasehold Improvements; and

            (b) Landlord agrees to construct the Leasehold Improvements in accordance with the Construction Documents, provided Tenant has complied with all the applicable provisions of this Schedule and the Lease.

     3.02 If there are any changes in the Leasehold Improvements requested by,
     ----
     or on behalf of, Tenant from the work as reflected in the Construction Documents, each such change must receive the prior written approval of Landlord, and Tenant shall bear the cost of all such changes.

     3.03 Landlord shall have no obligation to commence construction of any work
     ----
     in the Leased Premises until (a) Tenant has approved the Construction Documents and the Final Cost for the construction of the Leasehold Improvements as required by the provisions hereof, and (b) Landlord shall have received Tenant's advance payment in an amount equal to the Tenant's Share, if any.

4.   Lease Commencement Date
     -----------------------

     4.01 Landlord shall notify Tenant when Substantial Completion has been
     ----
     achieved and the Lease Commencement Date shall be established as set forth in the Lease. Notwithstanding anything to the contrary contained in the Lease or this Schedule, the Lease Commencement Date shall not be extended for any delay in Substantial Completion to the extent that such delay is caused in whole or in part by any act or omission attributable to Tenant, including without limitation:

            (a) Tenant's request for any Leasehold Improvements which require materials which need to be ordered and are not immediately available;

            (b) Tenant's failure to furnish promptly information concerning Tenant's requirements pertaining to construction of the Leasehold Improvements or any other information requested by the Landlord as necessary or useful to prepare the Construction Documents;

            (c) Tenant's failure to approve promptly the Construction Documents and Final Cost; and

            (d) Tenant's request for any changes in the Leasehold Improvements from the work as reflected in the Construction Documents.

     4.02 In any event, Rent payable under the Lease shall not abate by reason
     ----
     of any delay, expense or other burden arising out of or incurred in connection with the design or construction of the Leasehold Improvements to the extent that such delay, expense or other burden is caused in whole or in part by any act or omission attributable to Tenant (including, without limitation, the acts and omissions referred to in subparagraphs (a) through
     (d) of paragraph 4.01 above).

     4.03 If substantial completion is delayed more than 30 days beyond
     ----
     September 1, 1998 due to Landlord's inability to deliver the Leased Premises, Base Rent shall be abated for each day of Landlord's delay.

                                                                    Initial Here
                                                                   -------------
                                                                   /s/ J.N.
                                                                   -------------
                                                                   /s/
                                                                   -------------

5.   Tenant's Access To Leased Premises
     ----------------------------------

     5.01 Landlord, in its sole discretion, may permit Tenant and Tenant's
     ----
     agents or independent contractors to enter the Leased Premises prior to the schedule Lease Commencement Date in order that Tenant may do other work as may be required by Tenant to make the Leased Premises ready for Tenant's use and occupancy. Such permission must be in writing prior to entry. If Landlord permits such prior entry, then such license shall be subject to the condition that Tenant and Tenant's agents, contractors, workmen, mechanics, suppliers, and invitees shall work in harmony with and not interfere with Landlord and its agents and contractors in doing its work in the Leased Premises or the Building or with other tenants and occupants of the Building or the Project. If at any time such entry shall cause or threaten to cause disharmony or interference, Landlord, in its sole discretion, shall have the right to withdraw and cancel such license upon notice to Tenant. Tenant agrees that any such entry into the Leased Premises shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease, except as to the covenant pay periodic Rent. Tenant further agrees that, to the extent permitted by law, Landlord and its principals shall not be liable in any way for any injury or death to any person or persons, loss or damage to any of the Leasehold Improvements or installations made in the Leased Premises or loss or damage to property placed therein or there about, the same being at Tenant's sole risk.

     5.02 In addition to any other conditions or limitations on such license to
     ----
     enter the Leased Premises prior to the Lease Commencement Date, Tenant expressly agrees that none of its agents, contractors, workmen, mechanics, suppliers or invitees shall enter the Leased Premises prior to the Lease Commencement Date unless and until each of them shall furnish Landlord with satisfactory evidence of insurance coverage, financial responsibility and appropriate written releases of mechanics' or materialmen's lien claims.

6.   Miscellaneous Provisions Landlord and Tenant further agree as follows:
     ------------------------

     6.01 Except as herein expressly set forth with respect to the Leasehold
     ----
     Improvements, Landlord has no agreement with Tenant and has no obligation to do any work with respect to the Leased Premises. Any other work in the Leased Premises which may be permitted by Landlord pursuant to the terms and conditions of the Lease shall be done at Tenant's sole cost and expense and in accordance with the terms and conditions of the Lease.

     6.02 This Schedule shall not be deemed applicable to: (a) any additional
     ----
     space added to the original Leased Premises at any time, whether by the exercise of any options under the Lease or otherwise, or (b) any portion of the original Leased Premises or any additions or thereto in the event of a renewal or extension of the original Lease Term, whether by the exercise or any options under the Lease or any amendment or supplement thereto. The construction of any additions or improvements to the Leased Premises not contemplated by this Schedule shall be effected pursuant to a separate work letter agreement or other document, in the form then being used by Landlord and specifically addressed to the allocation of costs relating to such construction.

                                                                        /s/ J.N.

                                  SCHEDULE 7

                           CERTIFICATE OF ACCEPTANCE

TENANT ___________________

LEASED PREMISES ___________________

LOCATED AT ___________________

This letter is to certify that:

1. The above referenced Leased Premises have been accepted by the Tenant for possession.

2. The Leased Premises are substantially complete in accordance with the plans and specifications used in constructing the demised premises.

3.   The Leased Premises can now be used for intended purposes.

The execution of this certificate shall not relieve the Landlord of its obligation to expeditiously complete all work to which the Tenant is entitled under the terms of its lease with the Landlord. Neither this certificate, nor Tenant's occupancy of the Leased Premises, shall be construed to relieve the Landlord of its responsibility to remedy, correct, replace, reconstruct or repair any deviation, deficiency or defect in the work or in the materials or equipment furnished by the Landlord, without cost to Tenant, if a claim with respect thereto is made by Tenant

Commencement Date ______________, 19__.

Expiration Date ______________, 19__.

Executed this ____ day of ______________, 19__.


                              TENANT

                              By:______________________
                                   Authorized Signatory

                                                                /s/ JN
                                                                ------------

                                  SCHEDULE 8

                                   ADDENDUM
                                   --------

     THE COMMONS OFFICE LEASE dated the 22nd day of June, 1998, by and between ALLSTATE INSURANCE COMPANY, an Illinois insurance corporation, as Landlord, and Seagate Software, Inc., a wholly owned corporation of Seagate Technology, Inc., a Delaware Corporation as Tenant, of the following described property:

                      SEE SCHEDULE 1 ATTACHED HERETO AND
                       INCORPORATED HEREIN BY REFERENCE

     The following provisions are made a part of the above described Lease as if the same were set forth therein. To the extent that any provision contained in this Addendum shall modify, vary or alter the printed or other provisions set forth in the Lease, the provisions of this Addendum shall prevail.

     1.  INSURANCE: Landlord, Landlord's mortgagee, if any, and Managing Agent,
         ---------
shall be listed as "additional insureds" under Tenant's insurance, as required in Article 6.2 of this Lease.

     2.  OPTION TO RENEW. Tenant shall have one option to renew ("Option to
         ---------------
Renew") this Lease for five (5) years (the "Renewal Period"). If Tenant desires to exercise its Option to Renew, Tenant shall give Landlord written notice ("Renewal Notice") thereof on or before the 6/th/ month prior to the 48/th/ month of the current Lease Term. During the thirty- (30) day period following Landlord's receipt of the Renewal Notice, Landlord and Tenant shall use reasonable efforts to negotiate a mutually agreeable base rent ("Market Base Rent") for the Renewal Period. The Market Base Rent shall be negotiated in light of then current terms for renewing tenants for comparable space, including market rents, term of renewal, and operating expense pass throughs. In no event shall the Market Base Rent for the Renewal Period be less than the current Base Rent per rentable square foot per annum for the initial Leased Premises. Within fifteen (15) business days of agreement by the parties on the Market Base Rent and other terms of the renewal, Landlord shall deliver to Tenant an amendment to this Lease extending this Lease on such terms. Such amendment shall not contain any further option to renew. Tenant shall execute and deliver the amendment to Landlord within ten (10) business days following receipt of such amendment. The foregoing option and rights are subject to there having been no Event of Default under this Lease, are personal to the original Tenant executing the Lease, may not be assigned, and shall be available to and exercisable by the Tenant only when the original Tenant is in actual possession and physical occupancy of the entire Lease Premises. Time is of the essence in the exercise of Tenant's Option to Renew. Should Tenant fail to exercise such option, execute and deliver any required documents, or perform any of its required obligations under this section, or should the parties be unable to agree on Market Base Rent for the Renewal Period, within the time periods set forth above, then this Option to Renew and any other rights of Tenant under the Lease in the nature of options, shall be null and void, and the Lease shall terminate at the end of the Lease Term.

     3. This Lease is contingent upon Landlord executing a termination document with Saxe Marketing/Customer Insight for The Commons 6070 Building.

      4. Add as new Article 6.2:

      6.2  INSURANCE: Tenant shall, at its own expense, procure and maintain
           ---------
      during the Lease Term:

      a. all risk property insurance, including coverage for loss or damage resulting from water or theft, on merchandise, trade fixtures, and personal property owned by Tenant, and property of

                                                                        /s/ J.N.

others in the Tenant's possession, on a full replacement cost and agreed value basis;

b. worker's compensation insurance in at least the statutory amounts, including employer's liability insurance at a minimum limit of $100,000;

c. commercial general liability insurance with respect to the Leased Premises and Tenant's activities in the Leased Premises, the Building and the Project, providing bodily injury, personal injury, contractual liability, liquor liability (if applicable), and property damage coverage with a maximum $5,000 deductible, or such other amount approved by the Landlord in writing, and minimum coverage limits of $5,000,000 with respect to bodily injury including death, personal injury, contractual liability, and property damage arising out of any one occurrence.

     Nothing in this paragraph 6.2 shall prevent Tenant from obtaining insurance of the kind and in the amounts provided for under this paragraph under a blanket insurance policy covering other properties as well as the Leased Premises, provided, however, that any such policy of blanket insurance (i) shall specify the amounts of the total insurance allocated to the Leased Premises, which amounts shall not be less than the amounts required by subparagraph a above, and
(ii) such amounts so specified shall be sufficient to prevent any one of the assureds from becoming a coinsurer within the terms of the applicable policy, and (iii) shall, as to the Leased Premises, otherwise comply as to endorsements and coverage with the provisions of this paragraph.

     Tenant's insurance shall be with a company which has a rating equal to or greater than Best's Insurance Reports classification of A, Class X or its equivalent, as such classification is determined as of the Lease Commencement Date. Landlord and Landlord's mortgagee, if any, shall be named as "additional insureds" under Tenant's general liability insurance, and such Tenant's insurance shall be primary and non-contributing with Landlord's insurance. Tenant's insurance policies shall contain endorsements requiring 30 days notice to Landlord and Landlord's mortgagee, if any, prior to any cancellation, lapse or nonrenewal or any reduction in amount of coverage.

     Tenant shall deliver to Landlord as a condition precedent to its taking occupancy of the Leased Premises certificates of insurance for all required insurance obligations hereunder including evidence of contractual liability and Landlord's additional insured status on a primary and non-contributing basis with respect to liability coverage, or certified copies of any of the policies evidencing such insurance obligations.

5.   Add at the end of existing Article 3.3:

3.3  OPERATING COSTS - Controllable/Uncontrollable:
     ---------------------------------------------

Landlord and Tenant agree that in determining Tenant's Pro Rata Share of Excess Operating Costs, Operating Costs shall be divided into two classes: Controllable Expenses and Non-Controllable Expenses. Non-Controllable Expenses shall be defined as all real estate taxes and assessments, utilities not separately paid by tenants, insurance premiums and deductibles, and gross rents, sales, use, business, corporation, franchise or other taxes (except income taxes) relating to the Leased Premises, and the Project. Controllable Expenses shall be defined as all other Operating Costs described in Section 3.3. During each year of the Term beginning in 1999, Tenant shall pay its Pro Rata Share of Excess Operating Costs pursuant to Article III of the Lease. However, to the extent that Controllable Expenses exceed the Cap (as hereinafter defined), then the result of [multiplying the applicable Maximum % by the amount of Controllable Expenses

                                                                          /s/ JN
during the Base Year] ("Cap") shall be substituted for the amount of actual Controllable Expenses per rentable square foot for such year in calculating Tenant's Pro Rata Share of Excess Operating costs.

          Calendar Year                             Maximum %
          ------------                              ---------

          2000                                      107%
          2001                                      114.5%
          2002                                      122.5%
          2003                                      131.1%

The parties hereto have executed this Addendum to Lease on this 22nd day of June, 1998.

                                                                        /s/ J.N.

                               GUARANTY OF LEASE
                               -----------------

Reference is made to the attached Lease dated as of June 22, 1998, (which Lease, together with all documents or instruments referred to or incorporated therein and any modifications thereof, is hereinafter referred to as the "Lease") by and between Allstate Insurance Company, an Illinois insurance corporation, as "Landlord", and Seagate Software, Inc., a wholly owned corporation of Seagate Technology, Inc., a Delaware corporation, as "Tenant". The meaning of all capitalized terms used but not defined herein shall be as defined in the Lease.

1. This Guaranty relates to: (a) the payment of the Rent and all others sums due under the Lease, including any holdover period; (b) the full, prompt and absolute performance and observance by Tenant of all of the obligations contained in the Lease to be performed or observed by, or imposed upon by Tenant during the Term, or any extension or renewal thereof, or any holdover period, and (c) any loss, liability, expense or claim, including attorneys' fees, arising from any default under the Lease and any breach by Tenant of any of its obligations contained in the Lease, all of which matters are collectively hereinafter referred to as the "Liabilities".

2. If more than one person or entity executes this Guaranty, each such person or entity shall be jointly and severally liable for observing and performing each of the provisions of this Guaranty. For purposes of the Guaranty, "Guarantor" shall be deemed to mean the undersigned, individually and collectively.

3. For value received and in consideration for and as an inducement to Landlord entering into the Lease, Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Landlord the full, prompt and absolute payment, performance and observance of all Liabilities.

4. The liability of Guarantor hereunder shall in no way be affected by: (a) the release of discharge of Tenant in any creditors', receivership, bankruptcy or other proceedings; (b) the impairment, limitation or modification of the liability of the Tenant or the estate of the Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's said liability under the lease, resulting from the operation of any present or future provision of the National Bankruptcy Act or other statute or from the decision in any court; (c) the rejection or disaffirmance of the lease in any such proceedings; (e) any disability or other defense of Tenant; (f) the cessation from any cause whatsoever of the liability of Tenant.

5. The Guarantor (a) shall have no right of subrogation against Tenant by reason of any payments or acts of performance by the Guarantor, in compliance with the obligations of the Guarantor hereunder; (b) waives any right to enforce any remedy which Guarantor now or hereafter shall have against Tenant by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder, and (c) subordinates any liability or indebtedness of Tenant now or hereafter held by Guarantor to the obligations Tenant to the Landlord under said Lease.

6. Guarantor hereby expressly waives any and all notice of any breach or default by the Tenant under the Lease. This Guaranty shall not be terminated, affected or impaired in any way or manner whatsoever by reason of the assertion by the Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease, or by reason of summary of other proceedings against Tenant, or by omission of Landlord to enforce any of its

                                                                        /s/ J.N.

6. Guarantor hereby expressly waives any and all notice of any breach or default by the Tenant under the Lease. This Guaranty shall not be terminated, affected or impaired in any way or manner whatsoever by reason of the assertion by the Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease, or by reason of summary of other proceedings against Tenant, or by omission of Landlord to enforce any of its rights against Tenant, or by reason of any extension of time or indulgences granted by Landlord to Tenant.

7. Landlord may proceed jointly or severally against the Tenant and Guarantor. In addition, Guarantor agrees that Guarantor's liability under this Guaranty shall be primary and that with respect to any right of action which shall accrue to Landlord relating to any of the Liabilities, Landlord may at is sole option proceed directly against Guarantor without having proceeded against Tenant or any other party. Guarantor hereby waives any and all legal requirements that Landlord shall institute any action or proceedings at law or in equity against Tenant, or anyone else, or exhaust its remedies against Tenant, or anyone else, in respect of the Lease as condition precedent to bringing an action against Guarantor upon this Guaranty. All remedies afforded to Landlord by reason of the Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether exercised by Landlord or not, shall be deemed to be an exclusion of any other remedies available to Landlord and shall not limit or prejudice any other legal or equitable remedy which Landlord may have. If Tenant shall fail to satisfy any of the Liabilities when due or performable, Guarantor shall immediately pay to Landlord all sums due it by reason of Tenant's default in satisfying the Liabilities.

8. This Guaranty shall be and remain effective for the period of the entire term of the said Lease and any renewals or extensions thereof. However, should the attached Lease at any time be terminated or assigned, upon written consent to Landlord, whereby Tenant is release from all covenants, terms and conditions thereof, this Guaranty shall cease and terminate as of the date of such release.

9. (a) If any provision of this Guaranty shall be to any extent invalid or unenforceable, the remainder of this Guaranty shall not be affected, and each provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

    (b) The waiver of any provision of this Guaranty by any of the parties hereto shall constitute a waiver of that provision on that occasion only, and shall not constitute a waiver of any other term of this Guaranty, nor a waiver of that provision with respect to any other occasion.

    (c) This Guaranty shall bind Guarantor, Guarantor's executors, administrators, heirs, successors, and assigns. All references to landlord and Tenant shall be deemed to include references to the successors and assigns of each of them.

    (d) This Guaranty shall not be modified, amended, released or discharged except by a writing executed by Landlord.

                                                                        /s/ J.N.

ARRANGEMENTS FOR THE RELEASE OF THE GUARANTOR

1.   Release of Seagate Technology, Inc.
     Seagate Technology Inc., shall be entitled to be released from its liability as guarantor under the terms of the Lease in the following circumstances and upon the following conditions:

     (a) that the issued share capital of Seagate Software Inc., is successfully listed on a recognized stock exchange in the United States; or

     (b) Seagate Software Inc., has, for each of the three consecutive years immediately prior to the application to the Landlord, Pre-tax Profits equivalent to ten (10) times the Base Rent and ten (10) times Net Tangible Assets.

2.   Provisions of accounts and other documentary evidence
     If the conditions referred to in Clause 1 (a) and 1 (b) are satisfied, the Tenant shall serve written notice on the Landlord and provide such copy accounts and other documentary evidence as its sufficient to demonstrate that such conditions are satisfied to show that the conditions referred to in clause 1(a) or (b) are satisfied the Landlord, the Tenant and Seagate Technology Inc., shall within twenty (20) Working Days thereafter enter into a Release of Guaranty of Lease.

3.   Condition for Landlord's consent

     In relation to the release of the guarantor referred to in Clause 1 (a) and 1 (b), the Landlord may withhold its consent if there are any material outstanding breaches of the Tenant's obligations under this Lease

     IN WITNESS WHEREOF, the undersigned has or have duly executed this instrument as of the 2nd day of July, 1998.

                                        GRANTOR: Seagate Technologies, Inc.,
                                        a Delaware Corporation


                                        BY /s/ Jeffrey B. Nelson
                                          ----------------------------
                                        Jeff Nelson, VP Worldwide Facilities and
                                        Real Estate